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                                                                    EXHIBIT 24.1



CONFORMED

                               POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints James A. Cunningham, Jr. and Charles F. Plungis, Jr., and each of them, as the true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Registration Statement on Form S-1 by Berkshire Hills Bancorp, Inc. and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission and all other applicable regulatory agencies, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Powers of Attorney prepared in conjunction with the Registration Statement have been duly signed by the following persons in the capacities and on the dates indicated.

           NAME                                         DATE
           ----                                         ----

/s/ James A. Cunningham, Jr.                            March 10, 2000
-----------------------------
James A. Cunningham, Jr
President, Chief Executive Officer and Director
(principal executive officer)
Berkshire Hills Bancorp, Inc.



/s/ Charles F. Plungis, Jr.                             March 10, 2000
---------------------------
Charles F. Plungis, Jr.
Senior Vice President, Treasurer and
Chief Financial Officer
(principal accounting and financial officer)
Berkshire Hills Bancorp, Inc.



/s/ Robert A. Wells                                     March 10, 2000
---------------------------
Robert A. Wells
Chairman of the Board
Berkshire Hills Bancorp, Inc.

/s/ Thomas O. Andrews                                   March 10, 2000
-------------------------------
Thomas O. Andrews
Director
Berkshire Hills Bancorp, Inc.



/s/ Thomas R. Dawson                                    March 10, 2000
--------------------------------
Thomas R. Dawson
Director
Berkshire Hills Bancorp, Inc.



/s/ Henry D. Granger                                    March 10, 2000
----------------------------------
Henry D. Granger
Director
Berkshire Hills Bancorp, Inc.



/s/ A. Allen Gray                                       March 10, 2000
--------------------------------------
A. Allen Gray
Director
Berkshire Hills Bancorp, Inc.



/s/ John Kittredge                                      March 10, 2000
--------------------------------------
John Kittredge
Director
Berkshire Hills Bancorp, Inc.



/s/ Peter J. Lafayette                                  March 10, 2000
--------------------------------------
Peter J. Lafayette
Director
Berkshire Hills Bancorp, Inc.



/s/ Edward G. McCormick                                 March 10, 2000
-----------------------------
Edward G. McCormick
Director
Berkshire Hills Bancorp, Inc.

/s/ Catherine B. Miller                                 March 10, 2000
-----------------------------------
Catherine B. Miller
Director
Berkshire Hills Bancorp, Inc.



/s/ Michael G. Miller                                   March 10, 2000
-----------------------------------
Michael G. Miller
Director
Berkshire Hills Bancorp, Inc.



/s/ Raymond B. Murray, III                              March 10, 2000
------------------------------
Raymond B. Murray, III
Director
Berkshire Hills Bancorp, Inc.



/s/ Louis J. Oggiani                                    March 10, 2000
-------------------------------------
Louis J. Oggiani
Director
Berkshire Hills Bancorp, Inc.



/s/ Robert S. Raser                                     March 10, 2000
-------------------------------------
Robert S. Raser
Director
Berkshire Hills Bancorp, Inc.



/s/ Corydon L. Thurston                                 March 10, 2000
--------------------------------
Corydon L. Thurston
Director
Berkshire Hills Bancorp, Inc.



/s/ Ann H. Trabulsi                                     March 10, 2000
------------------------------------
Ann H. Trabulsi
Director
Berkshire Hills Bancorp, Inc.

/s/ William E. Williams                                 March 10, 2000
---------------------------------
William E. Williams
Director
Berkshire Hills Bancorp, Inc.



/s/ Anne Everest Wojtkowski                             March 10, 2000
-----------------------------
Anne Everest Wojtkowski
Director
Berkshire Hills Bancorp, Inc.